THE FBR FUNDS

FBR Technology Fund

Supplement Dated December 22, 2008

to the Prospectus dated February 28, 2008

IMPORTANT NOTICE REGARDING CHANGE IN PRINCIPAL INVESTMENT STRATEGY

On October 23, 2008, the Board of Trustees of the FBR Technology Fund (the “Fund”) approved a change to the Fund’s principal investment strategy to remove the requirement that the Fund invest in the securities of large capitalization companies, defined as those companies with market capitalizations of $3 billion or more.  The change will become effective on February 28, 2009 and at that time the Fund may invest in the securities of technology companies without regard to market capitalization.

Accordingly, the following replaces in its entirety the section entitled “Principal Investment Strategy” and “Risks” on page 9 and 10 of the Prospectus:

Principal Investment Strategy

Under normal market conditions, the Technology Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry.  The Fund’s policy of investing at least 80% of its net assets in companies principally engaged in technology may only be changed upon 60 days notice to shareholders.  The Fund will primarily invest in equity securities (which include common stocks, preferred stocks, warrants and other securities convertible into common stocks, including convertible bonds and convertible preferred stock) of companies listed on a U.S. securities exchange or NASDAQ that are expected to experience growth as a result of technology. Potential investments would include, but not be limited to, the following industries: computer software and hardware, semiconductors, scientific instrumentation, telecommunications, pharmaceuticals, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology, and healthcare and medical supplies.  While the Fund’s investments will primarily be in domestic U.S. securities, the Fund’s investments may include foreign securities, including indirect investments such as ADRs or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations.

The Adviser makes investment decisions for the Fund on the basis of fundamental security analysis. Once an issuer is identified as an attractive candidate for the Fund’s portfolio, the Adviser assesses the relative value and growth potential of the security on the basis of various factors, which may include price to book ratio, price to earnings ratio, earnings yield and cash flow, among others. The Fund may invest to a limited degree in securities issued in initial public offerings (“IPOs”).

Many of the common stocks purchased by the Fund will not pay dividends; instead, stocks will be bought for the potential that their prices will increase and provide capital appreciation for the Fund.

Risks

The Technology Fund is intended for investors who are seeking above-average gains and are willing to accept the risks of concentrating their investments in securities within an industry or group of industries.  Because of its narrow industry focus, the performance of the Fund is tied closely to and is affected by developments in the technology industry and its related businesses. The value of the Fund’s shares may fluctuate more than shares of a fund investing in other industries or in a broader range of industries.

To the extent the Fund invests in IPOs, it will be subject to certain risks because companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain.  Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information.

Small-cap and mid-cap companies may offer greater potential for capital appreciation, but they also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. More information regarding the risks involved with investing in the Fund can be found in the “Further Discussion of Risks” section of this Prospectus.

                        For information regarding this change, please contact:

                        Individual Investors: 888.888.0025 or fbrfundsinfo@fbr.com

                        Advisors: 888.200.4710 or advisors@fbr.com

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.